EXHIBIT 99.1

          Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
            Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, Howard Cooper,  the Chief Executive  Officer of Teton Petroleum  Company (the
"Company"),  certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350, that to the best of my knowledge:

(1)  the Annual Report on Form 10-KSB of the Company for the year ended December
     31, 2002 (the "Report") fully complies with the  requirements of Section 13
     (a) or 15 (d) of the  Securities  Exchange  Act of 1934 (15  U.S.C.  78m or
     78o(d)); and

(2)  the information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2003

                                          /s/ Howard Cooper
                                          -----------------
                                          Name: Howard Cooper
                                          Title: Chief Executive Officer